                                                                    Exhibit 25.2

                                   FORM T-1

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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  ----------

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                                  ----------

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b)(2)

                                  ----------

                            THE BANK OF NEW YORK
            (Exact name of trustee as specified in its charter)

      New York                                                  13-5160382
(State of incorporation                                      (I.R.S. employer
 if not a national bank)                                    identification no.)

      One Wall Street, New York, N.Y.                              10286
(Address of principal executive offices)                         (Zip code)

                                  ----------

                       Dobson Communications Corporation
            (Exact name of obligor as specified in its charter)

            Oklahoma                                            73-1513304
(State or other jurisdiction of                               (I.R.S. employer
 incorporation or organization)                              identification No.)

          14201 Wireless Way
        Oklahoma City, Oklahoma
           (405) 529-8500                                          73134
(Address and telephone number of                                (Zip code)
obligor's principal executive offices)

                                  ----------

                        Subordinated Debt Securities
                    (Title of the indenture securities)

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                                      -1-
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1.  GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

    (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
                 Name                                      Address
--------------------------------------------------------------------------------
    Superintendent of Banks of the           2 Rector Street,
    State of New York                        New York, N.Y. 10006, and
                                             Albany, N.Y. 12203

    Federal Reserve Bank of New York         33 Liberty Plaza,
                                             New York, N.Y. 10045

    Federal Deposit Insurance Corporation    Washington, D.C. 20429

    New York Clearing House Association      New York, New York 10005

    (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

    Yes.

2.  AFFILIATIONS WITH OBLIGOR.

    IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
    AFFILIATION.

    None.

16. LIST OF EXHIBITS.

    EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 AND RULE 24 OF THE COMMISSION'S RULES OF PRACTICE.

    1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No.1 to Form T-1, filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

    4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

                                      -2-
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    6.  The consent of the Trustee required by Section 321(b) of the Act.
        (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

    7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE

    Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 6th day of July, 2001.

                                       THE BANK OF NEW YORK

                                       By: /s/ Louis P. Young
                                          -------------------------------------
                                          Name: Louis P. Young
                                          Title: Vice President
                                                 Attorney-in-Fact

                                                                      Exhibit 7

                       Consolidated Report of Condition of

                                THE BANK OF NEW YORK
                     of One Wall Street, New York, N.Y. 10286
                      And Foreign and Domestic Subsidiaries

a member of the Federal Reserve System, at the close of business, March 31, 2001, published in accordance with a call made by one Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                  Dollar Amounts
ASSETS                                                             in Thousands
Cash and balances due from depositary revenues:
  Noninterest-bearing balances and currency and coin ............    2,811,275
  Interest-bearing balances .....................................    3,133,222
Securities:
  Held-to-maturity securities ...................................      147,185
  Available-for-cash securities .................................    5,403,923
Federal funds sold and Securities purchased under
    agreements to resell ........................................    3,378,526
Loans and lease financing receivables:
  Loans and leases held for sale ................................       74,702
  Loans and leases, net of unearned income .........   37,471,621
  LESS: Allowance for loan and lease losses ........      599,061
  Loans and leases, net of unearned income and allowance ........   36,872,580
Trading Assets ..................................................   11,757,036
Premises and fixed assets (including capitalized losses) ........      768,795
Other real estate owned .........................................        1,078
Investments in unconsolidated subsidiaries and associated
  companies .....................................................      183,126
Customers' liability to this bank on acceptances outstanding ....      562,118
Intangible assets:
  Goodwill ......................................................    1,300,296
  Other intangible assets .......................................      122,143
Other assets ....................................................    3,676,375
                                                                   -----------
Total assets ....................................................  $70,232,359
                                                                   ===========

LIABILITIES:

Deposits:
  In domestic offices ...........................................  $25,982,242
  Noninterest-bearing ..............................   10,588,346
  Interest-bearing .................................   15,395,896
  In foreign offices, Edge and Agreement subsidiaries,
    and (New) ...................................................   24,862,377
  Noninterest-bearing ..............................      373,085
  Interest-bearing .................................   24,489,292
Federal funds purchased and securities sold under agreement
  to repurchase .................................................    1,446,874
Trading liabilities .............................................    2,373,361
Other borrowed money (includes mortgage indebtedness and
  obligations under capital leases ..............................    1,381,512
Bank's liability on acceptance exercised and outstanding ........      592,804
Subordinated notes and debentures ...............................    1,645,000
Other liabilities ...............................................    5,373,085
                                                                   -----------
Total liabilities ...............................................   63,658,285
                                                                   -----------
EQUITY CAPITAL
Common stock ....................................................    1,135,284
Surplus .........................................................    1,008,773
Retained earnings ...............................................    4,426,033
Accumulated other comprehensive income ..........................        4,034
Other equity capital components .................................            0
                                                                   -----------
Total equity capital ............................................    6,574,124
                                                                   -----------
Total liabilities and equity capital ............................. $70,232,359
                                                                   ===========


     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that the Report of Condition has been prepared in compliance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                              Thomas J. Mastro
                                         Senior Vice President and Comptroller

     We, the undersigned directors attest to the correctness of this Report of Condition and declare that it has been exercised by us and to the best of our knowledge and belief has been prepared in compliance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

         Thomas A. Renyi    )
         Gerald L. Hassed   )    Directors
         Alan R. Griffin    )